The Advisors’ Inner Circle Fund II (The “TRUSt”)

RQSI GAA Systematic Global Macro Fund

(the “Fund”)

Supplement Dated August 27, 2020 to the Fund’s

Summary Prospectus, Prospectus and Statement of Additional Information (the “SAI”),

each dated March 1, 2020

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and SAI, and should be read in conjunction with the Summary Prospectus, Prospectus and SAI.

The Board of Trustees of the Trust approved the following change to the Fund’s contractual expense limit, effective as of August 19, 2020:

Previous Contractual Expense Limit	New Contractual Expense Limit
Ramsey Quantitative Systems, Inc. (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding 12b-1 Fees, Shareholder Servicing Fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 2.50% of the average daily net assets of each of the Fund’s share classes until February 28, 2021.	The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (not including excluded expenses) from exceeding 1.98% of the average daily net assets of each of the Fund’s share classes until February 28, 2022.

Accordingly, the Fund’s Summary Prospectus, Prospectus and SAI are hereby amended and supplemented as follows:

1.   In the “Fund Fees and Expenses” section of the Summary Prospectus, and the corresponding section of the Prospectus, the “Annual Fund Operating Expenses” table and the “Example” are hereby deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

		Institutional Shares		Retail Shares
Management Fees		1.60%		1.60%
12b-1 Fees		None		0.25%
Other Expenses		0.95%		1.05%
Shareholder Servicing Fees	None		0.10%
Other Operating Expenses	0.95%		0.95%
Total Annual Fund Operating Expenses		2.55%		2.90%
Less Fee Waivers and/or Expense Reimbursements[1]		(0.57)%		(0.57)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements		1.98%		2.33%

[1]	Ramsey Quantitative Systems, Inc. (the “Adviser” or “RQSI”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding 12b-1 Fees, Shareholder Servicing Fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.98% of the average daily net assets of each of the Fund’s share classes until February 28, 2022 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement will terminate automatically upon the termination of the Fund’s investment advisory agreement and may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund II (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2022.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

2

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$201	$720	$1,286	$2,828
Retail Shares	$236	$825	$1,460	$3,168

2.   In the “Investment Adviser” section of the Prospectus and in the “Advisory Fees Paid to the Adviser” section of the SAI, the disclosure regarding the contractual expense limit is hereby deleted and replaced with the following:

The Adviser has also contractually agreed to waive fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding 12b-1 fees, shareholder servicing fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.98% of the average daily net assets of each of the Fund’s share classes until February 28, 2022 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement will terminate automatically upon the termination of the Fund’s investment advisory agreement and may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2022.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

RQS-SK-004-0100